UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

BITSTREAM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21541	04-2744890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Nickerson Road Marlborough, Massachusetts		01752
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 497-6222

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 19, 2012, Bitstream Inc., a Delaware corporation (the “Company”), completed its merger (the “Merger”) with Birch Acquisition Corporation (“Merger Subsidiary”), a Delaware corporation and wholly-owned subsidiary of Monotype Imaging Holdings Inc., a Delaware corporation (“Monotype Imaging”), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 10, 2011 (the “Merger Agreement”), by and among the Company, Monotype Imaging and Merger Subsidiary. As a result of the Merger, the Company is now owned by Monotype Imaging. The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by the Company’s board of directors and its stockholders. The Company’s stockholders approved the Merger Agreement at a special meeting of the stockholders held on March 19, 2012.

At the effective time and as a result of the Merger, each share of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any stockholder of the Company who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law, was converted into the right to receive $4.362 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 19, 2012, the Company notified The NASDAQ Stock Market (“NASDAQ”) on March 19, 2012 that each outstanding share of Common Stock was cancelled and automatically converted into the right to receive the Merger Consideration, and requested that NASDAQ file with the Securities and Exchange Commission an application on Form 25 to report that the shares of Common Stock will no longer be listed on NASDAQ.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On March 19, 2012, pursuant to the terms of the Merger Agreement, the acquisition of the Company by Monotype Imaging was completed through the Merger. At the effective time of the Merger (the “Effective Time”), the Company became a wholly-owned subsidiary of Monotype Imaging.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, each of George B. Beitzel, Jonathan H. Kagan, Amos Kaminski, Melvin L. Keating and Raul K. Martynek were removed as directors of the Company at the Effective Time and have been replaced by John L. Seguin and Douglas J. Shaw.

Pursuant to the terms of the Merger Agreement, each of John S. Collins, James P. Dore, Sampo Kaasila, Amos Kaminski and Costas Kitsos resigned as officers of the Company at the Effective Time and have been replaced by each of the following officers of the Company: Douglas J. Shaw, President and Chief Financial Officer; John L. Seguin, Executive Vice President; Scott E. Landers, Senior Vice President, Treasurer and Assistant Secretary; Janet Dunlap, Vice President, General Counsel and Secretary; and Christopher J. Roberts, Vice President and General Manager, E-commerce.

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

At the Effective Time, the Company’s Certificate of Incorporation was amended and restated, effective March 19, 2012, so that it reads in its entirety as the Certificate of Incorporation of Merger Subsidiary read immediately prior to the Effective Time. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the Effective Time, the Company’s By-laws were amended and restated at the Effective Time so that they read in their entirety as the By-laws of Merger Subsidiary read immediately prior to the Effective Time. A copy of the Company’s Amended and Restated By-laws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 19, 2012, the Company held a Special Meeting of Stockholders (the “Special Meeting”) to (i) adopt and approve the Merger Agreement, (ii) consider and vote upon an advisory (non-binding) proposal to approve the “golden parachute” compensation payable or that could become payable to the named executive officers of the Company in connection with the Merger pursuant to pre-existing severance arrangements, and (iii) approve a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies in favor of adoption of the Merger Agreement.

At the Special Meeting, the Company’s stockholders voted on and approved the Merger Agreement (Number of shares for: 8,514,656, Number of shares against: 82,659, Number of shares abstained: 1,200, Number of broker non-votes: 0).

The Company’s stockholders, on a non-binding advisory basis, also voted upon and approved the “golden parachute” compensation payable or that could become payable to the named executive officers of the Company in connection with the Merger pursuant to pre-existing severance arrangements (Number of shares for: 6,809,940, Number of shares against: 1,754,305, Number of shares abstained: 34,270, Number of broker non-votes: 0).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 10, 2011, among Bitstream Inc., Monotype Imaging Holdings Inc. and Birch Acquisition Corporation (incorporated by reference from the Current Report on Form 8-K filed by Bitstream Inc. on November 10, 2011).*

3.1	Certificate of Incorporation of the Company.

3.2	By-laws of the Company.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Bitstream hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITSTREAM INC.

Date: March 19, 2012	By:	/s/ James Dore
James P. Dore
Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit

2.1	Agreement and Plan of Merger, dated as of November 10, 2011, among Bitstream Inc., Monotype Imaging Holdings Inc. and Birch Acquisition Corporation (incorporated by reference from the Current Report on Form 8-K filed by Bitstream Inc. on November 10, 2011).*

3.1	Certificate of Incorporation of the Company.

3.2	By-laws of the Company.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Bitstream hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.